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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): OCTOBER 13, 1997


                        TRAVELERS PROPERTY CASUALTY CORP.
             (Exact name of registrant as specified in its charter)


    DELAWARE                          1-14328                     06-1445591
(State or other              (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)




ONE TOWER SQUARE, HARTFORD, CONNECTICUT                                 06183
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (860) 277-0111

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                        TRAVELERS PROPERTY CASUALTY CORP.
                           CURRENT REPORT ON FORM 8-K



ITEM 5.  OTHER EVENTS

         Travelers Property Casualty Corp. (the Company) reported operating earnings of $290.0 million, or $0.74 per share, for the quarter ended September 30, 1997, up 18% from $246.1 million, or $0.62 per share in 1996. Net income was $326.8 million, or $0.83 per share in 1997, compared with $247.0 million, or $0.62 per share in 1996. Net income includes $36.8 million in realized investment gains for the 1997 period, compared to $0.9 million in realized investment gains in the prior year period. Per share results are based on 392.5 million and 400.0 million average shares outstanding during the 1997 and 1996 quarters, respectively.

         Net written premiums for the quarter were $1.951 billion compared to $1.884 billion for the corresponding 1996 period. The statutory combined ratio for the quarter was 102.6%, an improvement from 106.7% in the 1996 quarter.

         Combined net written premiums for the nine-month period were $5.950 billion in 1997 compared to $5.542 billion in 1996.

         Following the close of the quarter, the Company finalized an agreement with certain underwriters at Lloyd's and certain London companies to settle their pending arbitration regarding reinsurance recoveries for certain asbestos claims and related claim adjustment expenses. The outcome of this agreement will result in no charge to earnings.




Note: Financial results for the nine months of 1996 do not include the former Aetna property and casualty businesses for the first quarter of 1996, since these businesses were acquired by the Company on April 2, 1996. We have included certain combined production statistics for the nine months of 1996 for comparative purposes only.


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COMMERCIAL LINES:

         QUARTER -- OPERATING EARNINGS ROSE 10% TO $223.9 MILLION FROM $203.4 MILLION
         NINE MONTHS -- OPERATING EARNINGS OF $626.7 MILLION, UP 42% FROM $440.7 MILLION

         In Commercial Lines, retention remained strong while production levels decreased slightly. The Company continues to maintain its disciplined underwriting policy to generate profitable business in this highly competitive marketplace while focusing on retaining existing business.

         Operating earnings reached $223.9 million compared to $203.4 million in the 1996 quarter. The operating results in this segment reflect strong net investment income. There were no catastrophe losses during the current quarter versus $16.2 million after taxes and reinsurance in the prior year quarter.

         The statutory combined ratio for the quarter was 109.2% compared to 109.0% in the 1996 quarter. Total net written premiums for the quarter were $1.176 billion compared to $1.217 billion in the third quarter of 1996. Combined net written premiums were $3.656 billion for the nine months, compared to $3.541 billion in the 1996 period. This increase was attributable to a change in the first quarter of 1997 to conform the Aetna method with the Travelers method of recording net written premiums.

PERSONAL LINES:

         QUARTER -- OPERATING EARNINGS GREW 35% TO $95.4 MILLION, UP FROM $70.9 MILLION
         NINE MONTHS -- OPERATING EARNINGS REACHED $304.2 MILLION, UP 92% FROM $158.3 MILLION

         Personal Lines third quarter performance was strong as operating income increased 35% over last year, benefiting from an absence of catastrophe losses during the quarter and favorable prior year reserve development in the automobile line. Catastrophe losses for the prior year quarter were $19.5 million after taxes and reinsurance.

         These results reflect solid growth in production from new business channels. The Company monitors its experience with this business very closely to ensure that reserve levels are appropriately conservative as this business develops, and is also investing in the systems and service capability to serve the unique needs of these distribution channels. These new production sources continued to account for a significant portion of our total new business. In addition, we experienced good growth in our independent agency base this quarter, and retention continued strong.

         The statutory combined ratio for the quarter was 93.0% compared to 102.5% in the 1996 quarter. Total net written premiums were $774.8 million for the quarter compared to $667.7 million in 1996. Combined net written premiums were $2.295 billion for the nine months, compared to $2.001 billion in the 1996 period.


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CORPORATE AND OTHER: OPERATING EXPENSE OF $29.3 MILLION FOR THE QUARTER COMPARED
                     TO $28.2 MILLION IN THE 1996 QUARTER

         The primary component of Corporate and Other operating expense for the quarter was interest expense of $26.6 million reflecting financing costs associated with the Aetna property casualty acquisition.

         Travelers Property Casualty Corp. is a leading provider of a broad range of insurance products and services for commercial markets, including workers' compensation, property, liability, specialty and fidelity and surety bonds. The Company is also a leading provider of homeowners and auto insurance for consumers. Travelers Property Casualty Corp. is a member of Travelers Group, a diversified financial services company.


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
--------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF EARNINGS                                                                            Travelers Property Casualty Corp.

(in millions, except per share data)
--------------------------------------------------------------------------------------------------------------------------------
                                                                     AS OF, AND FOR THE QUARTER   AS OF, AND FOR THE NINE MONTHS
                                                                         ENDED SEPTEMBER 30,             ENDED SEPTEMBER 30,
                                                                          1997          1996             1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Revenues                                                               $ 2,506.7     $ 2,451.5        $ 7,368.9     $ 5,805.6
--------------------------------------------------------------------------------------------------------------------------------
Operating income                                                       $   290.0     $   246.1        $   838.3     $   539.9
Net charges related to the acquisition and integration of Aetna P&C           --            --               --        (391.0)
Realized investment gains (losses)                                          36.8           0.9             37.6         (20.1)
--------------------------------------------------------------------------------------------------------------------------------
Net income                                                                 326.8         247.0            875.9         128.8
Preferred dividends                                                           --            --               --           3.5
--------------------------------------------------------------------------------------------------------------------------------
Net income applicable to common stock                                  $   326.8     $   247.0        $   875.9     $   125.3
--------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE:
Operating income                                                       $    0.74     $    0.62        $    2.11     $    1.51
Net charges related to the acquisition and integration of Aetna P&C           --            --               --         (1.10)
Realized investment gains (losses)                                          0.09            --             0.10         (0.06)
--------------------------------------------------------------------------------------------------------------------------------
Net income                                                             $    0.83     $    0.62        $    2.21     $    0.35
--------------------------------------------------------------------------------------------------------------------------------
Dividends declared                                                     $    29.5     $    30.0        $    89.5     $    30.0
Weighted average number of common shares outstanding and
  common stock equivalents                                                 392.5         400.0            396.8         356.2
Common shares outstanding at period end                                    393.1         399.9            393.1         399.9
================================================================================================================================

OPERATING INCOME (LOSS)
  Commercial Lines                                                     $   223.9     $   203.4        $   626.7     $   440.7
  Personal Lines                                                            95.4          70.9            304.2         158.3
  Corporate and Other                                                      (29.3)        (28.2)           (92.6)        (59.1)
--------------------------------------------------------------------------------------------------------------------------------
                                                                       $   290.0     $   246.1        $   838.3     $   539.9
--------------------------------------------------------------------------------------------------------------------------------
REVENUES
  Commercial Lines                                                     $ 1,651.1     $ 1,668.9        $ 4,887.5     $ 3,888.8
  Personal Lines                                                           852.7         780.5          2,472.6       1,902.8
  Corporate and Other                                                        2.9           2.1              8.8          14.0
--------------------------------------------------------------------------------------------------------------------------------
                                                                       $ 2,506.7     $ 2,451.5        $ 7,368.9     $ 5,805.6
--------------------------------------------------------------------------------------------------------------------------------
REVENUES EXCLUDING REALIZED INVESTMENT GAINS (LOSSES)
  Commercial Lines                                                     $ 1,602.8     $ 1,669.9        $ 4,827.5     $ 3,913.3
  Personal Lines                                                           844.3         778.1          2,474.6       1,908.9
  Corporate and Other                                                        2.9           2.1              8.8          14.4
--------------------------------------------------------------------------------------------------------------------------------
                                                                       $ 2,450.0     $ 2,450.1        $ 7,310.9     $ 5,836.6
================================================================================================================================

Note: Financial data for Travelers Casualty and Surety Company (formerly The Aetna Casualty and Surety Company) and The Standard Fire Insurance Company (collectively, Aetna P&C) is included from the date of acquisition (April 2, 1996).


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
-----------------------------------------------------------------------------------------------------------------------
AFTER-TAX INCOME BY SOURCE                                                            Travelers Property Casualty Corp.

(in millions)
-----------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE QUARTER          FOR THE NINE MONTHS
                                                                         ENDED SEPTEMBER 30,       ENDED SEPTEMBER 30,
                                                                           1997         1996        1997         1996
-----------------------------------------------------------------------------------------------------------------------
Property Casualty Operations:
  Underwriting:
    Commercial Lines                                                     $  (91.6)   $  (87.7)   $   (284.0)   $ (623.5)
    Personal Lines                                                           25.7        (5.8)         96.1       (30.6)
-----------------------------------------------------------------------------------------------------------------------
  Total GAAP underwriting loss                                              (65.9)      (93.5)       (187.9)     (654.1)
-----------------------------------------------------------------------------------------------------------------------
  Other income                                                               16.0        25.2          49.1        46.4
  Net investment income                                                     369.2       342.6       1,069.7       815.7
  Effective tax rate on net investment income                                30.0%       30.5%         30.2%       29.7%
  Net charges related to the acquisition and integration of Aetna P&C        --          --            --         391.0
-----------------------------------------------------------------------------------------------------------------------
Operating income from Property Casualty Operations                          319.3       274.3         930.9       599.0
Operating loss from Corporate and Other                                     (29.3)      (28.2)        (92.6)      (59.1)
-----------------------------------------------------------------------------------------------------------------------
Total operating income                                                      290.0       246.1         838.3       539.9
Net charges related to the acquisition and integration of Aetna P&C          --          --            --        (391.0)
Realized investment gains (losses)                                           36.8         0.9          37.6       (20.1)
-----------------------------------------------------------------------------------------------------------------------
Net income                                                                  326.8       247.0         875.9       128.8
Preferred dividends                                                          --          --            --           3.5
-----------------------------------------------------------------------------------------------------------------------
Net income applicable to common stock                                    $  326.8    $  247.0    $    875.9    $  125.3
=======================================================================================================================

Note: Financial data for Travelers Casualty and Surety Company (formerly The Aetna Casualty and Surety Company) and The Standard Fire Insurance Company (collectively, Aetna P&C) is included from the date of acquisition (April 2, 1996).

         Certain reclassifications have been made to prior year financial information to conform to the current year's presentation.


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
--------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF OPERATIONS                       Travelers Property Casualty Corp.

(in millions)
--------------------------------------------------------------------------------------------
                                                  FOR THE QUARTER        FOR THE NINE MONTHS
                                                 ENDED SEPTEMBER 30,     ENDED SEPTEMBER 30,
                                                  1997        1996        1997        1996
--------------------------------------------------------------------------------------------
Revenues:
  Premiums                                      $1,806.0    $1,817.7    $5,417.7    $4,310.5
  Net investment income                            528.0       493.8     1,534.6     1,161.3
  Fee income                                        90.4       100.6       278.8       294.3
  Realized investment gains (losses)                56.7         1.4        58.0       (31.0)
  Other revenues                                    25.6        38.0        79.8        70.5
--------------------------------------------------------------------------------------------
Total revenues                                   2,506.7     2,451.5     7,368.9     5,805.6
--------------------------------------------------------------------------------------------
Claims and expenses:
  Claims and claim adjustment expenses*          1,362.4     1,442.1     4,110.6     3,979.3
  Amortization of deferred acquisition costs       286.0       278.5       848.3       648.5
  Interest expense                                  40.9        39.9       120.8        77.9
  General and administrative expenses              350.5       338.5     1,039.6       983.2
--------------------------------------------------------------------------------------------
Total expenses                                   2,039.8     2,099.0     6,119.3     5,688.9
--------------------------------------------------------------------------------------------
Net income before federal income taxes             466.9       352.5     1,249.6       116.7
Federal income taxes (benefit)                     140.1       105.5       373.7       (12.1)
--------------------------------------------------------------------------------------------
Net income                                      $  326.8    $  247.0    $  875.9    $  128.8
--------------------------------------------------------------------------------------------
Operating income                                $  290.0    $  246.1    $  838.3    $  539.9
*Includes pre-tax:
   Catastrophe losses, net of reinsurance       $     --    $   54.9    $   14.8    $  114.0
   Asbestos and environmental losses            $   40.0    $   25.0    $   99.0    $  126.0
============================================================================================

Note: Financial data for Travelers Casualty and Surety Company (formerly The Aetna Casualty and Surety Company) and The Standard Fire Insurance Company (collectively, Aetna P&C) is included from the date of acquisition (April 2, 1996).

         Certain reclassifications have been made to prior year financial information to conform to the current year's presentation.


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
---------------------------------------------------------------------------------------------------
SELECTED STATISTICS                                               Travelers Property Casualty Corp.
PROPERTY CASUALTY OPERATIONS (1)

(in millions)
---------------------------------------------------------------------------------------------------
                                                         FOR THE QUARTER        FOR THE NINE MONTHS
                                                       ENDED SEPTEMBER 30,      ENDED SEPTEMBER 30,
                                                         1997        1996        1997        1996
---------------------------------------------------------------------------------------------------
GAAP CONSOLIDATED STATEMENT OF OPERATIONS
Revenues:
  Premiums                                             $1,806.0    $1,817.3    $5,417.7    $4,300.1
  Net investment income                                   527.6       493.2     1,532.6     1,159.5
  Fee income                                               90.4       100.6       278.8       294.3
  Realized investment gains (losses)                       56.7         1.4        58.0       (30.6)
  Other revenues                                           23.1        36.9        73.0        68.3
---------------------------------------------------------------------------------------------------
     Total revenues                                     2,503.8     2,449.4     7,360.1     5,791.6
---------------------------------------------------------------------------------------------------
Claims and expenses:
  Claims and claim adjustment expenses                  1,344.8     1,430.6     4,076.3     3,951.7
  Policyholder dividends                                   17.6        10.9        34.3        23.1
  Amortization of deferred acquisition costs              286.0       278.5       848.3       648.5
  General and administrative expenses                     343.3       333.9     1,009.2       960.9
---------------------------------------------------------------------------------------------------
     Total expenses                                     1,991.7     2,053.9     5,968.1     5,584.2
---------------------------------------------------------------------------------------------------
Net income before federal income taxes                    512.1       395.5     1,392.0       207.4
Federal income taxes                                      156.0       120.3       423.5        19.2
---------------------------------------------------------------------------------------------------
Net income from Property Casualty Operations*          $  356.1    $  275.2    $  968.5    $  188.2
---------------------------------------------------------------------------------------------------
*Includes investment results, net of taxes:
  Net investment income                                $  369.2    $  342.6    $1,069.7    $  815.7
  Realized investment gains (losses)                   $   36.8    $    0.9    $   37.6    $  (19.8)
===================================================================================================

(1) Excludes Corporate and Other.

Note: Financial data for Travelers Casualty and Surety Company (formerly The Aetna Casualty and Surety Company) and The Standard Fire Insurance Company (collectively, Aetna P&C) is included from the date of acquisition (April 2, 1996).

         Certain reclassifications have been made to prior year financial information to conform to the current year's presentation.


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
----------------------------------------------------------------------------------------------------
COMBINED RATIOS (BEFORE POLICYHOLDER DIVIDENDS)                    Travelers Property Casualty Corp.
PROPERTY CASUALTY OPERATIONS

----------------------------------------------------------------------------------------------------
                                                           FOR THE QUARTER      FOR THE NINE MONTHS
                                                          ENDED SEPTEMBER 30,    ENDED SEPTEMBER 30,
                                                            1997      1996          1997      1996
----------------------------------------------------------------------------------------------------
GAAP COMBINED RATIO: (1)
  Loss and loss adjustment expense ratio                    71.6%     75.7%         72.4%     88.2%
  Other underwriting expense ratio                          30.3%     30.1%         29.1%     32.5%
----------------------------------------------------------------------------------------------------
      Combined ratio                                       101.9%    105.8%        101.5%    120.7%
----------------------------------------------------------------------------------------------------
GAAP COMBINED RATIO, EXCLUDING NET CHARGES RELATED
  TO THE ACQUISITION AND INTEGRATION OF AETNA P&C: (1)
  Loss and loss adjustment expense ratio                    71.6%     75.7%         72.4%     77.5%
  Other underwriting expense ratio                          30.3%     30.1%         29.1%     30.2%
----------------------------------------------------------------------------------------------------
      Combined ratio                                       101.9%    105.8%        101.5%    107.7%
====================================================================================================

STATUTORY COMBINED RATIO:
  Loss and loss adjustment expense ratio                    71.8%     75.7%         72.7%     89.8%
  Other underwriting expense ratio                          30.8%     31.0%         29.6%     31.4%
----------------------------------------------------------------------------------------------------
      Combined ratio                                       102.6%    106.7%        102.3%    121.2%
----------------------------------------------------------------------------------------------------
STATUTORY COMBINED RATIO, EXCLUDING NET CHARGES RELATED
  TO THE ACQUISITION AND INTEGRATION OF AETNA P&C:
  Loss and loss adjustment expense ratio                    71.8%     75.7%         72.7%     77.5%
  Other underwriting expense ratio                          30.8%     31.0%         29.6%     30.0%
----------------------------------------------------------------------------------------------------
      Combined ratio                                       102.6%    106.7%        102.3%    107.5%
====================================================================================================

(1) Beginning in 1997, for purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Previously fee income was included with premiums for purposes of computing GAAP combined ratios. Fee income allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses in the GAAP combined ratios was $52.2 million and $38.2 million in the 1997 third quarter, $55.0 million and $45.6 million in the 1996 third quarter, $155.4 million and $123.4 million in the 1997 nine months, and $157.8 million and $136.5 million in the 1996 nine months. The 1996 GAAP combined ratios have been restated to conform to the current year's presentation.

Note: Financial data for Travelers Casualty and Surety Company (formerly The Aetna Casualty and Surety Company) and The Standard Fire Insurance Company (collectively, Aetna P&C) is included from the date of acquisition (April 2, 1996).


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
----------------------------------------------------------------------------------------------------------------------
SELECTED INVESTMENT PORTFOLIO DATA                                                   Travelers Property Casualty Corp.

(At carrying value, in millions)
----------------------------------------------------------------------------------------------------------------------
                                                                                              AS OF          AS OF
                                                                                          SEPTEMBER 30,   DECEMBER 31,
                                                                                              1997           1996
----------------------------------------------------------------------------------------------------------------------
Fixed maturities, available for sale at fair value:
   Mortgage-backed securities - principally obligations of U.S. Government agencies         $ 4,909.4      $ 4,527.2
   U.S. Treasury securities and obligations of U.S. Government corporations and agencies      2,095.5        2,450.6
   Corporates (including redeemable preferreds)                                              11,916.5       11,653.4
   Obligations of states and political subdivisions                                           6,678.3        5,218.8
   Debt securities issued by foreign governments                                                665.7          595.9
----------------------------------------------------------------------------------------------------------------------
         Total fixed maturities                                                              26,265.4       24,445.9
Equity securities, at fair value                                                              1,050.5          778.6
Mortgage loans and real estate held for sale                                                    951.1        1,162.3
Short-term and other                                                                          2,211.0        2,977.5
----------------------------------------------------------------------------------------------------------------------
         Total invested assets                                                              $30,478.0      $29,364.3
----------------------------------------------------------------------------------------------------------------------
Unrealized gain on investment securities, net of tax, included in stockholders' equity      $   573.4      $   284.5
----------------------------------------------------------------------------------------------------------------------


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: October 14, 1997

                                    Travelers Property Casualty Corp.



                                    By: /s/ William P. Hannon
                                        -----------------------------
                                        William P. Hannon
                                        Chief Financial Officer


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